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                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Pursuant to Section 240.14a-12

                         MORTON'S RESTAURANT GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)      Title of each class of securities to which transaction
             applies:
                     -----------------------------------------------------------

    (2)      Aggregate number of securities to which transaction
             applies:
                     -----------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

    (4)      Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

    (5)      Total fee paid:
                            ----------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)      Amount Previously Paid:
                                    --------------------------------------------

    (2)      Form, Schedule or Registration Statement No.:
                                                          ----------------------

    (3)      Filing Party:
                          ------------------------------------------------------

    (4)      Date Filed:
                        --------------------------------------------------------


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                         MORTON'S RESTAURANT GROUP, INC.

                             INTEROFFICE MEMORANDUM
--------------------------------------------------------------------------------

TO:      All Morton's of Chicago and Bertolini's Employees

FROM:    Allen J. Bernstein

DATE:    March 27, 2002

--------------------------------------------------------------------------------

I have important and exciting news to share with you.

When we first announced that we were exploring strategic alternatives, we said that the sale of our company was among those alternatives.

Now, I am extremely pleased to announce that Morton's Restaurant Group has entered into a definitive merger agreement providing for the acquisition of Morton's by an affiliate of Castle Harlan, Inc., a New York based private equity investment firm.

Following completion of the merger, the current management team will operate the Company as a private company from our headquarters in New Hyde Park, New York.

To keep you fully informed, I am attaching a copy of the news release we issued.

This is also an excellent opportunity to thank you for all you do every day to strengthen Morton's Restaurant Group's worldwide reputation as the gold standard for fine dining.

FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements that involve risks and uncertainties relating to future events, including whether and when the proposed merger will be consummated. A variety of factors could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. These factors include, but are not limited to, risks that stockholder approval and regulatory clearances may not be obtained in a timely manner or at all, that an order or injunction may be imposed prohibiting or delaying the merger and that any other conditions to the merger may not be satisfied. The Company assumes no obligation to update the forward-looking information.

AVAILABILITY OF PROXY STATEMENT
Morton's Restaurant Group, Inc. plans to file and mail to its stockholders a proxy statement containing information about Morton's, Morton's Acquisition Company, Morton's Holdings, Inc., Castle Harlan, Inc., the merger and related matters. Stockholders are urged to read the proxy statement carefully when it is available, as it will contain important information that stockholders should consider before making a decision about the merger. When the proxy statement is completed, Morton's plans to send a copy to stockholders to seek their approval of the merger. When available, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about Morton's, without charge, at the SEC's web site (http://www.sec.gov). Stockholders may also obtain copies of these documents without charge by requesting them in writing from Morton's Restaurant Group, Inc., 3333 New Hyde Park Road, New Hyde Park, New York, 11042, Attention: Corporate Secretary, or by telephone at (516) 627-1515.
================================================================================
                                                 MORTON'S RESTAURANT GROUP, INC.
                                              3333 New Hyde Park Road, Suite 210
                                                  New Hyde Park, New York  11042
                                                         Telephone: 516/627-1515
                                         Facsimile: 516/627-1898 (Finance Dept.)


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From:    SANFORD TELLER COMMUNICATIONS      March 27, 2002
         1365 York Avenue
         New York, NY 10021
         (212) 717-0332

For:     MORTON'S RESTAURANT GROUP, INC.    FOR IMMEDIATE RELEASE
         3333 New Hyde Park Road
         New Hyde Park, NY  11042
         (516) 627-1515
         www.mortons.com

Contact: THOMAS J. BALDWIN, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, MORTON'S RESTAURANT GROUP, INC.


         MORTON'S RESTAURANT GROUP ANNOUNCES DEFINITIVE MERGER AGREEMENT
         ---------------------------------------------------------------

     TO BE ACQUIRED FOR $12.60 PER SHARE; CASTLE HARLAN, INC. TO LEAD BUYOUT
     -----------------------------------------------------------------------


New Hyde Park, NY....Morton's Restaurant Group, Inc. (NYSE: MRG) announced today that it has entered into a definitive merger agreement providing for the acquisition of Morton's by an affiliate of Castle Harlan, Inc., a New York based private equity investment firm. Under the terms of the agreement, Morton's stockholders will receive $12.60 in cash for each share of common stock. The purchase price represents a 9.1% premium over yesterday's closing price of $11.55 and a 26.2% premium over the average closing price of Morton's stock for the last 20 trading days.

Following completion of the merger, Morton's will continue to be headquartered in New Hyde Park, New York, and the current management team will operate Morton's as a private company. Morton's owns and operates 61 Morton's of Chicago Steakhouse restaurants and 4 Bertolini's Authentic Trattoria restaurants.

Castle Harlan, Inc. was founded in 1987 by John K. Castle, former president and chief executive officer of Donaldson, Lufkin & Jenrette, and Leonard M. Harlan, founder and former chairman of The Harlan Company. Since its founding in 1987, Castle Harlan has completed acquisitions exceeding $5.0 billion. Castle Harlan is a highly-experienced investor which has successfully completed 35 transactions in a wide variety of industries including aviation services, consumer products, energy services, general manufacturing as well as restaurants. John K. Castle, chairman of Castle Harlan, Inc., and David B. Pittaway, senior managing director of Castle Harlan, Inc., are members of Morton's board of directors.


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"We are delighted to announce the proposed merger," said Allen J. Bernstein, chairman of the board of directors, president and chief executive officer of Morton's. "The proposed merger is excellent news for our stockholders, our employees and our guests. Our stockholders will benefit from the premium over our recent stock price and the liquidity in their shares. Our dedicated employees will be part of a growing business and our guests will continue to receive the finest in food and service."

As a result of the evaluation of the Company's strategic alternatives, the Special Committee of directors negotiated the transaction for Morton's with the advice of Greenhill & Co., LLC, which acted as the financial advisor to the Special Committee and Richards, Layton & Finger, P.A., counsel to the Special Committee. The Special Committee received an opinion from Greenhill that the merger consideration is fair, from a financial point of view, to Morton's stockholders. Upon the unanimous recommendation of the Special Committee, Morton's Board of Directors approved the transaction by the unanimous vote of those participating (excluding Messrs. Castle and Pittaway, who were not present and did not vote). Completion of the merger is subject to various closing conditions including, but not limited to, approval of Morton's stockholders and customary industry regulatory approvals, receipt of third party consents and achievement of a minimum level of earnings. The buyer has secured required equity financing and the Company's existing bank lenders have amended the Company Senior Credit Agreement to support the transaction. The merger is currently expected to be completed in early summer of 2002.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements that involve risks and uncertainties relating to future events, including whether and when the proposed merger will be consummated. A variety of factors could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. These factors include, but are not limited to, risks that stockholder approval and regulatory clearances may not be obtained in a timely manner or at all, that an order or injunction may be imposed prohibiting or delaying the merger and that any other conditions to the merger may not be satisfied. The Company assumes no obligation to update the forward-looking information.

AVAILABILITY OF PROXY STATEMENT

Morton's Restaurant Group, Inc. plans to file and mail to its stockholders a proxy statement containing information about Morton's, Morton's Acquisition Company, Morton's Holdings, Inc., Castle Harlan, Inc., the merger and related matters. Stockholders are urged to read the proxy statement carefully when it is available, as it will contain important information that stockholders should consider before making a decision about the merger. When the proxy statement is completed, Morton's plans to send a copy to stockholders to seek their approval of the merger. When available, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about Morton's, without charge, at the SEC's web site (http://www.sec.gov). Stockholders may also obtain copies of these documents without charge by requesting them in writing from Morton's Restaurant


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Group, Inc., 3333 New Hyde Park Road, New Hyde Park, New York, 11042, Attention:
Corporate Secretary, or by telephone at (516) 627-1515.

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